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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 7, 1999, with respect to the financial statements and schedules of Progressive System Technologies, Inc. incorporated by reference in this Registration Statement (Form S-3 No. 333-00000) and related Prospectus of Asyst Technologies, Inc. for the registration of 451,264 shares of its common stock.


/s/ ERNST & YOUNG LLP

Austin, Texas
June 15, 2001

                                      25.